Exhibit 32.2

CERTIFICATION OF

CHIEF FINANCIAL OFFICER

OF RIGNET, INC.

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K for the period ended December 31, 2011 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Martin Jimmerson, Chief Financial Officer of RigNet, Inc. (the “Company”), hereby certify, to my knowledge, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 7, 2012	/s/ MARTIN JIMMERSON
Martin Jimmerson
Chief Financial Officer